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                                                                      EXHIBIT 25

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                             ----------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

48 Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                     (Zip code)

                             ----------------------

                                GLOBALSTAR, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-3759824
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

3200 Zanker Road
P.O. Box 640670
San Jose, California                                         95164
(Address of principal executive offices)                     (Zip code)

                             ----------------------

                         GLOBALSTAR CAPITAL CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-3876323
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

3200 Zanker Road
P.O. Box 640670
San Jose, California                                         95164
(Address of principal executive offices)                     (Zip code)

                             ----------------------

                          11 3/8% Senior Notes Due 2004
                       (Title of the indenture securities)
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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y.  10045

Federal Deposit Insurance Corporation        Washington, D.C.  20429

New York Clearing House Association          New York, New York   10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


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         6.       The consent of the Trustee required by Section 321(b) of the
                  Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of April, 1997.


                                        THE BANK OF NEW YORK



                                        By:       /s/ PAUL J. SCHMALZEL
                                             ------------------------------
                                             Name:  PAUL J. SCHMALZEL
                                             Title: ASSISTANT TREASURER


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                                                                       EXHIBIT 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

of 48 Wall Street, New York, N.Y. 10286 And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                    in Thousands
ASSETS
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
    currency and coin .....................................        $  4,404,522
  Interest-bearing balances ...............................             732,833
Securities:
  Held-to-maturity securities .............................             789,964
  Available-for-sale securities ...........................           2,005,509
Federal funds sold in domestic offices
  of the bank:
  Federal funds sold ......................................           3,364,838
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income ..................................... 28,728,602
  LESS: Allowance for loan and
    lease losses .................................. 584,525
  LESS: Allocated transfer risk
    reserve ........................................... 429
  Loans and leases, net of unearned
    income, allowance, and reserve ........................          28,143,648
Assets held in trading accounts ...........................           1,004,242
Premises and fixed assets (including
  capitalized leases) .....................................             605,668
Other real estate owned ...................................              41,238
Investments in unconsolidated
  subsidiaries and associated
  companies ...............................................             205,031
Customers' liability to this bank on
  acceptances outstanding .................................             949,154
Intangible assets .........................................             490,524
Other assets ..............................................           1,305,839
                                                                   ------------
Total assets ..............................................        $ 44,043,010
                                                                   ============

LIABILITIES
Deposits:
  In domestic offices .....................................        $ 20,441,318
  Noninterest-bearing ........................... 8,158,472
  Interest-bearing ............................. 12,282,846
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ........................          11,710,903
  Noninterest-bearing .............................. 46,182
  Interest-bearing ............................. 11,664,721
Federal funds purchased in
  domestic offices of the bank:
  Federal funds purchased .................................           1,565,288
Demand notes issued to the U.S. ...........................
  Treasury ................................................             293,186
Trading liabilities .......................................             826,856
Other borrowed money:
  With original maturity of one year
    or less ...............................................           2,103,443
  With original maturity of more than
    one year ..............................................              20,766
Bank's liability on acceptances exe-
  cuted and outstanding ...................................             951,116
Subordinated notes and debentures .........................           1,020,400
Other liabilities .........................................           1,522,884
                                                                   ------------
Total liabilities .........................................          40,456,160
                                                                   ------------
EQUITY CAPITAL
Common stock ..............................................             942,284
Surplus ...................................................             525,666
Undivided profits and capital
  reserves ................................................           2,129,376
Net unrealized holding gains
  (losses) on available-for-sale
  securities ..............................................              (2,073)
Cumulative foreign currency transla-
  tion adjustments ........................................              (8,403)
                                                                   ------------
Total equity capital ......................................           3,586,850
                                                                   ------------
Total liabilities and equity
  capital .................................................        $ 44,043,010
                                                                   ============

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                               Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

         J. Carter Bacot      }
         Thomas A. Renyi      }            Directors
         Alan R. Griffith     }